UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 19, 2007 (January 17, 2007)

KINGSWAY CAPITAL, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	52198	none
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

2350 Senter Rd
San Jose, CA 95112
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Tel: (877) 333-2326
(ISSUER TELEPHONE NUMBER)

10141 Westminster Avenue, Suite N
Garden Grove, CA 92843
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Larry Colvin resigned as the Company's Chief Executive Officer effective as of January 17, 2007. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Bia Mac was appointed as the Company's Chief Executive Officer as of January 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2007
Kingsway Capital, Inc. a Delaware corporation

	By:	/s/ Bia Mac

Name: Bia Mac Title: Chief Executive Officer